Exhibit 99.1

Digital Turbine Announces Completion of Acquisition of Fyber N.V.

Acquisition Represents Key Building Block in the Strategic Development of a Unique End-to-End App Advertising Monetization Platform

Fyber’s Reported March Quarter Revenue Growth of 179% with Expanding Profit Margins Offer Immediate Accretion

Austin, TX – May 25, 2021 – Digital Turbine, Inc. (Nasdaq: APPS) announced today that it has completed its acquisition of Fyber N.V. (Frankfurt Stock Exchange: FBEN, “Fyber”), a leading mobile advertising monetization platform empowering global app developers to optimize profitability through quality advertising. With its proven expertise in mediation and real-time bidding, Fyber has amassed an extensive network with more than 180 programmatic demand partners that reach a total of 650 million unique monthly active users across more than 180 different countries globally. The Company’s proprietary technology platform and expertise in mediation, real-time bidding, advanced analytics tools, and video combine to deliver publishers and advertisers a highly valuable app monetization solution.

The acquisition of Fyber is a critical component of Digital Turbine’s broader strategy to provide comprehensive media and advertising solutions for our partners and advertisers while enriching the mobile experience for end users through native on-device discovery. By combining Fyber’s rapidly growing mediation, exchange and advertising solutions with Digital Turbine’s core native application and content discovery experiences, the combined company should be ideally positioned to be a leading end-to-end solution for mobile brand acquisition and monetization. For a complete, detailed description of the structure and terms of the transaction, please refer to the Company’s filings with the Securities and Exchange Commission.

“We are excited to formally welcome Fyber to the Digital Turbine team today,” said Digital Turbine CEO, Bill Stone.  “Combined with our recently completed AdColony and Appreciate acquisitions, Fyber represents a very important puzzle piece for Digital Turbine in its mission to develop one of the largest full-stack, fully-independent, mobile advertising solutions in the industry. The combined platform offering is already generating more than $1 billion in annualized revenue and is advantageously positioned going forward to leverage the Company’s existing on-device software presence and vast global distribution footprint.  We believe that we now have all of the critical elements to fully establish Digital Turbine as a truly unique next-generation ad-tech ecosystem that will enable the Company to play a far more prominent and profitable role in the fast-growing and secularly-thriving $200+ billion mobile advertising and connected TV marketplace.”

Mr. Stone concluded, “As evidenced by the reported 179% year-over-year revenue growth in the March quarter, the Fyber team has done an amazing job of building a highly differentiated, growing and profitable standalone business.  Their rapid growth and expanding profitability, as demonstrated most recently with their strong March quarter results, is a testament to the quality of the Fyber team and the premium value that the company innovatively delivers to its platform constituents. We are certainly excited about the anticipated revenue synergies that Fyber, AdColony and Appreciate will engender for the combined company, our partners, and our customers. We look forward to providing additional color and forward-looking commentary on our upcoming earnings call.”

Digital Turbine Announces Completion of Acquisition of Fyber
May 25, 2021

“We are very excited to become part of the Digital Turbine family,” said Ziv Elul, CEO of Fyber. “Being part of Digital Turbine will provide us strategic advantages and synergies in the marketplace to build upon the much larger opportunity in front of us.”

All historical financial information for Fyber referenced above is based on, and the combined financial information provided above is based in part on, International Financial Reporting Standards, is unaudited, and is subject to adjustment based on completion of the audit of Fyber’s and AdColony’s financial statements, which adjustments may be material. Investors therefore should not place undue reliance on such unaudited financial information. Following the closing of the acquisition, the Company intends to file the financial statements of Fyber and AdColony and furnish pro forma financial information as required by Securities and Exchange Commission rules.

About Digital Turbine, Inc.

Digital Turbine simplifies content discovery and delivers relevant content directly to consumer devices. The Company’s on-demand media platform powers frictionless app and content discovery, user acquisition and engagement, operational efficiency and monetization opportunities. Digital Turbine’s technology platform has been adopted by more than 40 mobile operators and OEMs worldwide, and has delivered more than three billion app preloads for tens of thousands of advertising campaigns. The Company is headquartered in Austin, Texas, with global offices in Arlington, Durham, Mumbai, San Francisco, Singapore and Tel Aviv. For additional information visit www.digitalturbine.com.

Forward-Looking Statements

This news release includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this news release that are not statements of historical fact and that concern future results from operations, financial position, economic conditions, product releases and any other statement that may be construed as a prediction of future performance or events, including financial projections and growth in various products are forward-looking statements that speak only as of the date made and which involve known and unknown risks, uncertainties and other factors which may, should one or more of these risks uncertainties or other factors materialize, cause actual results to differ materially from those expressed or implied by such statements. These factors and risks include:

Digital Turbine Announces Completion of Acquisition of Fyber
May 25, 2021

•	a decline in general economic conditions nationally and internationally
•	decreased market demand for our products and services
•	market acceptance and brand awareness of our products
•	risks associated with indebtedness
•	the ability to comply with financial covenants in outstanding indebtedness
•	the ability to protect our intellectual property rights
•	risks associated with adoption of our platform among existing customers (including the impact of possible delays with major carrier and OEM partners in the roll out for mobile phones deploying our platform)
•	actual mobile device sales and sell-through where our platform is deployed is out of our control
•	risks associated with our ability to manage the business amid the COVID-19 pandemic
•	the impact of COVID-19 on our partners, digital advertising spend and consumer purchase behavior
•	the impact of COVID-19 on our results of operations
•	risks associated with new privacy laws, such as the European Union’s GDPR and similar laws which may require changes to our development and user interface for certain functionality of our mobile platform
•	risks associated with the timing of our platform software pushes to the embedded bases of carrier and OEM partners
•	risks associated with end user take rates of carrier and OEM software pushes which include our platform
•	new customer adoption and time to revenue with new carrier and OEM partners is subject to delays and factors out of our control
•	risks associated with fluctuations in the number of our platform slots across US carrier partners
•	required customization and technical integration which may slow down time to revenue notwithstanding the existence of a distribution agreement
•	risks associated with delays in major mobile phone launches, or the failure of such launches to achieve the scale
•	customer adoption that either we or the market may expect
•	the difficulty of extrapolating monthly demand to quarterly demand
•	the challenges, given the Company’s comparatively small size, to expand the combined Company's global reach, accelerate growth and create a scalable, low-capex business model that drives EBITDA (as well as adjusted EBITDA)
•	ability as a smaller company to manage international operations
•	varying and often unpredictable levels of orders; the challenges inherent in technology development necessary to maintain the Company's competitive advantage such as adherence to release schedules and the costs and time required for finalization and gaining market acceptance of new products
•	changes in economic conditions and market demand
•	rapid and complex changes occurring in the mobile marketplace
•	pricing and other activities by competitors
•	technology management risk as the Company needs to adapt to complex specifications of different carriers and the management of a complex technology platform given the Company's relatively limited resources

Digital Turbine Announces Completion of Acquisition of Fyber
May 25, 2021

•	risks and uncertainties associated with the integration of the acquisition of AdColony, including our ability to realize the anticipated benefits of the acquisition and the satisfaction of related earn-out provisions
•	risks and uncertainties associated with the integration of the acquisition of Fyber, including our ability to realize the anticipated benefits of the acquisition and the satisfaction of related earn-out provisions
•	other risks including those described from time to time in Digital Turbine's filings on Forms 10-K and 10-Q with the Securities and Exchange Commission (SEC), press releases and other communications.

You should not place undue reliance on these forward-looking statements. The Company does not undertake to update forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investor Relations Contacts:

Brian Bartholomew
Digital Turbine
brian.bartholomew@digitalturbine.com

SOURCE Digital Turbine, Inc.